Deposits - Schedule of Deposits by Type (Detail) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Banking and Thrift [Abstract]
Non-interest-bearing deposits	$ 4,352,229	$ 3,195,430
Negotiable order of withdrawal (NOW)	2,974,176	2,462,841
Money market deposits accounts (MMDA)	6,010,882	4,168,504
Savings deposits	716,838	577,513
Certificates of deposit and other time deposits	2,124,623	2,116,237
Total deposits	$ 16,178,748	$ 12,520,525	$ 10,737,000